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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2005

                         MAX & ERMA'S RESTAURANTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                         0-11514                    31-1041397
(STATE OR OTHER           (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              4849 Evanswood Drive
                               Columbus, OH 43229
                                 (614) 431-5800
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 31, 2005, the Company issued a press release entitled, "Max & Erma's Restaurants, Inc. Reports First Quarter Results; Withdraws Reverse Stock Split Proposal," regarding its financial results for the first quarter of fiscal 2005. A copy of the Company's press release is furnished as Exhibit 99 to this Form 8-K and is incorporated into this Item 2.02 by reference.

      The information in this Item 2.02 of this Form 8-K, including Exhibit 99 hereto, shall not be treated as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

      The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended October 31, 2004, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission (the "SEC"), could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.

ITEM 8.01 OTHER EVENTS.

      On March 29, 2005, the Company's Board of Directors withdrew its proposed transaction of a 1-for-200 reverse stock split to be followed immediately by a 200-for-1 forward stock split, pursuant to which stockholders who owned less than one whole share after the reverse stock split would have been cashed out at $16.00 per pre-split share (the "transaction"). The transaction was announced by the Company on January 19, 2005, and would have required stockholder approval prior to implementation. The purpose of the transaction would have been to lower the number of the Company's stockholders of record to less than 300, which would have enabled the Company to deregister as an SEC reporting company.

      On March 2, 2005, the SEC extended the compliance date for non-accelerated filers, which currently includes the Company, to comply with Section 404 of the Sarbanes-Oxley Act ("Section 404"). With the extension, the Company will not be required to include in its Annual Reports on Form 10-K a report by management on the Company's internal controls over financial reporting and an accompanying auditor's attestation report until the filing of its Annual Report on Form 10-K for its fiscal year ending October 29, 2006. There are also two recent initiatives underway concerning the future application of Section 404 to non-accelerated filers. First, the SEC has established the SEC Advisory Committee on Smaller Public Companies to assist the Commission in evaluating the current securities regulatory system relating to smaller public companies, including the internal control requirements. Second, the Committee of

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Sponsoring Organizations ("COSO") has established a task force to develop new guidance for smaller companies regarding internal controls that it intends to publish this summer.

      One of the primary reasons for the proposed transaction was to enable the Company to save substantial annual compliance costs that it would have begun to incur in fiscal 2005 by deregistering as an SEC reporting company and thereby making Section 404 inapplicable to it. Because of the SEC's recent extension in the date for compliance, COSO's initiatives to study the application of the new internal controls requirements to smaller public companies, and a material increase in the estimated number of shares held by stockholders with fewer than 200 shares that would have been cashed out in the proposed reverse stock split, the Company's Board of Directors determined to withdraw and not implement the proposed transaction.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   EXHIBITS.

           Exhibit No.                     Description

               99 Press Release, dated March 31, 2005, entitled "Max & Erma's Restaurants, Inc. Reports First Quarter Results; Withdraws Reverse Stock Split Proposal"

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MAX & ERMA'S RESTAURANTS, INC.

Date: March 31, 2005                     By: /s/ William C. Niegsch, Jr.
                                             -----------------------------
                                             William C. Niegsch, Jr., Executive
                                             Vice President and Chief Financial
                                             Officer

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                                  EXHIBIT INDEX

           Exhibit No.                     Description

               99 Press Release, dated March 31, 2005, entitled "Max & Erma's Restaurants, Inc. Reports First Quarter Results; Withdraws Reverse Stock Split Proposal"